Exhibit 99.1

Digital Recorders, Inc. Retains Citigate Financial Intelligence to Help Expand Investor Relations Efforts

     DALLAS--(BUSINESS WIRE)--Oct. 8, 2004--Digital Recorders, Inc. (DRI) (Nasdaq:TBUS), a market leader in transit, transportation and law enforcement digital communications and audio enhancement systems, announced today that it has retained Citigate Financial Intelligence of Hoboken, N.J., as its investor relations firm.
     "We are confident Citigate Financial Intelligence will help us in our ongoing efforts to enhance global awareness about DRI and our products, as well as to fully inform investors about important developments in our business," David L. Turney, the Company's Chairman, Chief Executive Officer, and President, said.

     About Citigate Financial Intelligence

     Citigate Financial Intelligence, an Incepta Group company, is a global investor relations consulting, market intelligence, and technology firm. It provides a comprehensive offering of: strategic IR counsel and tactical support; market intelligence, including stockwatch, shareholder and bondholder identification; analytical services, including shareholder base analysis and targeting; and online contact management technology to corporate investor relations professionals, investment banks, and other third-party intermediaries. For more information, visit www.citigatefi.com.

     About the Company

     Digital Recorders, Inc. is a market leader in transit, transportation and law enforcement or security digital communications and audio enhancement systems using proprietary software applications. Our products improve the flow and mobility of people through transportation infrastructure, mitigate security threats, and enhance law enforcement agencies' surveillance capabilities. Our transit communications products -- TwinVision(R) and Mobitec route destination signage systems, Talking Bus(R) voice announcement systems, Internet-based passenger information systems, and computer aided dispatch/ automatic vehicle locating and monitoring systems -- enhance public transportation and mitigate security threats worldwide. Our electronic surveillance tools, including microphone amplifiers and processors, countermeasures devices, speech activity detectors, and radio/television noise cancellers, help law-enforcement agencies around the globe detect, capture, arrest and prosecute criminals. For more information about DRI and its operations worldwide, go to www.digrec.com.

     Forward-Looking Statements

     This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, any statement, express or implied, concerning future events or expectations is a forward-looking statement. Use of words such as "expect," "fully expect," "expected," "appears," "believe," "plan," "anticipate," "would," "goal," "potential," "potentially," "range," "pursuit," "run rate," "stronger," "preliminarily," etc., is intended to identify forward-looking statements that are subject to risks and uncertainties, including those described below. There can be no assurance that any expectation, express or implied, in a forward-looking statement will prove correct or that the contemplated event or result will occur as anticipated. It is important to note the Company's actual results could differ materially from those contemplated in the Company's forward-looking statements as a result of various factors. Among other factors, the Company's results will be affected, perhaps materially, by general economic conditions, the availability of national government assistance and funding to local transportation authorities, the adoption and implementation of regulations concerning public transportation services, product demand and market acceptance risks, the effect of import, licensing and trade restrictions, the results of implementing the Company's business plan, the impact on the Company of its relationship with its lenders, the plans and prospects of competitors, the impact of competitive products and pricing, currency fluctuations, infringement by third parties of the Company's trade secrets and other intellectual property, the burdens and costs of defending against potential infringement claims against the Company, and our ability to attract and retain personnel. Refer to the Company's various Securities and Exchange Commission filings, such as its Forms 10-Q and 10-K, for further information about forward-looking statements and risks associated with the Company's business.

     CONTACT: Digital Recorders, Inc., Dallas
              Veronica B. Marks, 214-378-4776
              Fax: 214-378-8437
              veronicam@digrec.com